HUMANKIND BENEFIT CORPORATION

Humankind US Stock ETF

Supplement dated May 12, 2023
to the Prospectus
dated April 30, 2023

Due to certain refinements of the methodology of the Humankind U.S. Equity Index (the “Index”) that will be implemented as part of its reconstitution, the Humankind US Stock ETF (the “Fund”) is amending the paragraphs of the “Additional Information about the Fund’s Investment Objectives and Strategies” section of its Prospectus starting after the subsection entitled “Humankind Value” as follows:

Supply Chain Adjustments and Government Value Adjustments

Wherever possible, the Adviser, which serves as the sponsor of the Index, collects data on the resource dependent relationships between different organizations (like companies, governments, etc.) to better understand how money, goods, and services flow between them. This information is sought to impute responsibility to companies that are funded by, or that provide funding to, organizations that cause human harm or provide human benefit. This “follow the money” principle is used when estimating the amount of shared responsibility that a company has for its supply chain partner’s, government’s, and others’ impactful actions.

For example, the humankind value for each company is adjusted on the basis of the company’s supply chain relationships. These supply chain links are inferred from the nature of the company’s business. Research drawing on a variety of sources is used to breakdown and appropriately classify a company’s business across industries and to establish the supply chain links between those industries. The North American Industry Classification System framework is used to subdivide the business segments in which a company participates and determine the supply chain links between industries.

Supply chain adjustments for U.S. domiciled companies are based on an analysis of global supply chains. A proprietary algorithm transfers portions of investor, consumer, employee and societal value between companies all across the supply chain, resulting in an effort to assess humankind value based not only on the particular profile of the company but also incorporating the value of its business partners.

A Humankind value is also calculated for governments on the basis of the government contribution to the societal factors mentioned above (such as water, sanitation, and healthcare) as well as government specific factors (such as democide risk, education, and redistribution). Companies and governments reciprocally exchange Humankind value on the basis of financial dependencies like taxation links and the estimated amount of revenue that a specific company generates within a given country. Governments can facilitate the activity of companies by providing rule of law, macroeconomic stability, and access to additional consumers in exchange for the taxes collected in each jurisdiction. For US domiciled companies, this adjustment differentiates between companies that have a wholly domestic business and those with multinational operations. Companies with concentrated operations in low Humankind value countries are effectively penalized relative to peers that operate in less problematic locations.

Capital Structure Distribution Adjustments

An adjustment in humankind value can be made on the basis of the capital structure of the company. If there is a company with $1 million in humankind value that raises only equity, then that humankind value belongs to the equity. However, if the company funded its business with half equity capital and half debt capital, then the humankind value would be distributed between those components of the capital structure.

Cross-Holding Adjustments

A further adjustment in humankind value can be made on the basis of information about equity holdings between parent companies and their subsidiaries. Companies that own minority or majority interest in other companies receive the appropriate portion of investor, consumer, employee and societal value in accord with the size of their ownership stake.

Restriction of Constituent Stocks by Domicile, Market Capitalization, Liquidity and Business Model

The Index is constrained to U.S. listed and domiciled common stocks and real estate investment trusts with more than $500 million at time of inclusion of the Index of market capitalization and $1 million of minimum average trading volume over 90 days (or maximum available trading days if the trading history is less than 90 days) at the time of the screening. Business development companies are not eligible to be included in the index. All securities eligible for inclusion in the Index must trade on an eligible U.S. exchange. Bulletin board, pink sheet or over-the-counter (OTC) traded securities are not eligible for inclusion.

Eligible U.S. Exchanges: CBOE, NYSE, NYSE American, NASDAQ, ARCA

From the list of eligible U.S. stocks, not more than the top 1000 stocks with positive humankind values are selected.

Weighting of Constituent Stocks

Constituents are weighted in the Index based on the ratio of their humankind value to the total humankind value of the approximately 1000 index constituents. Those having a higher positive rating receive a higher weighting in the Index, subject to maximum individual constituent weight of 4% (measured at the time the Index is constituted or rebalanced) and a maximum individual industry group (as defined by nationally recognized industry classification standards) weight of 20%.

Constituent Stocks with Multiple Eligible Share Classes

Share classes with more than $500 million market capitalization that otherwise meet the criteria described above in the paragraph entitled, “Restriction of Constituent Stocks by Domicile, Market Capitalization, Liquidity and Business Model” are eligible to be considered. If there are Index constituents with multiple eligible share classes, the share class with voting rights will be preferred for inclusion. If there are multiple share classes with identical voting rights, the share class with higher liquidity (as defined by average trading volume over 90 days at the time of the screening based on data from nationally recognized data providers) will be preferred upon the constituent’s initial inclusion in the Index.

The complete methodology of the Index is available on the Fund’s website: https://www.humankindfunds.com/.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE